UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 22, 2011
PetSmart, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027
(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1

EXPLANATORY NOTE
This Amendment amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 25, 2011, by PetSmart, Inc. in certain respects and restates the Current Report, as amended. This Amendment amends the portions of Item 5.02(e) set forth under the caption “Cash Bonuses for Fiscal Year Ending January 29, 2012,” to correct footnote (2), and set forth under the caption “2011 Performance Share Unit Plan,” to amend and correct the “Minimum,” “Target,” and “Maximum” performance share unit award values set forth in the table under that heading and further describe the performance share unit vesting period applicable to our Executive Chairman.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
     Lawrence A. Del Santo, who has served as a member of the PetSmart Board of Directors since 1998, has informed the Company that he has decided to retire from the Board in order to devote more time to other professional and personal commitments. Mr. Del Santo will not stand for re-election at the 2011 Annual Meeting of Stockholders; therefore, his retirement will be effective on that date.
(e)
Cash Bonuses for Fiscal Year Ending January 29, 2012
     On March 22, 2011, the Compensation Committee of the Board of Directors, or the Committee, selected the following business criteria pursuant to PetSmart’s Executive Short-Term Incentive Plan, or the ESTIP, for determining the amount of the cash bonuses that may be awarded to our executive officers for our fiscal year ending January 29, 2012:
—	Growth in earnings before taxes as calculated from PetSmart’s audited financial statements; and

—	Increase in comparable store sales as calculated from PetSmart’s audited financial statements. (1)

(1)	Defined as sales in stores open at least one year as measured by comparing fiscal year 2011 to fiscal year 2010.
     The Compensation Committee also approved the following target bonuses, multipliers and business criteria weightings.

	Executive
	Chairman(2)	President/CEO	CFO	EVP	Other SVP
Bonus
Target bonus as a percent of salary	100/50%	100%	75%	85%	50%
Multiplier due to achievement against target criteria	up to 3 times	up to 3 times	up to 3 times	up to 3 times	up to 3 times

Criteria
Earnings before taxes	75%	75%	75%	75%	75%
Comparable store sales	25%	25%	25%	25%	25%
PetSmart must achieve a minimum level of earnings before taxes before any payment can be made under any of the business criteria.

(2)	The target bonus will be 100% of base salary, but will be reduced to 50% of base salary on a pro rata basis upon the transfer of certain executive responsibilities to other senior managers, as determined by the Compensation Committee.
2011 Performance Share Unit Program
     On March 22, 2011, the Committee also approved the performance criteria for grants of performance share units under our Performance Share Unit Program, or the Program. Grants under the Program will be made from our 2006 Equity Incentive Plan. The Committee established the Program to provide greater linkage of pay and performance, help focus key employees on achieving a key performance goal, and provide significant award upside for achieving outstanding performance, while maintaining a level of total direct compensation competitiveness for participants. All members of our senior management team and other key members of management will participate in the Program. The Committee approved the grant of performance share units in a number equal to a specified dollar value divided the closing price of our common stock as reported on the NASDAQ Global Select Market on March 22, 2011.
     For fiscal year 2011, the actual number of performance share units awarded to each participant will be set at a minimum threshold of 50% of his or her target number of performance share units, regardless of performance results. The performance criteria require that we achieve a minimum earnings before taxes threshold before participants may be awarded more than 50% of the target number of performance share units. If the initial performance threshold is not achieved, 50% of the target number of performance share units will be awarded, and participants will forfeit the remainder of the target award. If the initial performance threshold is met, the Program then provides, using the performance criteria, for the calculation of additional performance share units to be awarded, depending on the level of actual achievement. If we achieve the minimum and maximum level of earnings before taxes performance, each participant will earn between 50% to 150% of his or her target number of performance share units, with linear interpolation for achievement falling between the threshold and target, and target and maximum performance levels, respectively, rounded up to the next whole number of performance share units. For example, if performance results are halfway between the threshold and target performance levels, 75% of the target number of performance share units will be awarded. Similarly, if performance results are halfway between the target and maximum performance levels, each participant will receive 125% of the target number of the performance share units. If we achieve above the maximum performance level earnings before taxes, each participant will earn 150% of his or her target number of performance share units.
     Performance share units will be awarded (if at all) upon certification by the Committee of actual performance achievement following our 2011 fiscal year-end, subject to specified change of control exceptions that will accelerate the award of the performance share units. Thereafter, any awarded performance units are subject to time-based vesting and will cliff vest on the third anniversary of the grant date (currently expected to be March 22, 2014), contingent upon the participant’s continued service to PetSmart, provided that the 2011 performance share unit grant to our Executive Chairman will cliff vest on the first anniversary of the grant date. The awarded performance share units may also earlier vest upon the participant’s death, disability or termination of employment due to retirement or upon specified change of control transactions. The shares of common stock will be issued to the participant once the performance share units vest.
     The minimum, target and maximum awards for the performance share units granted to our principal executive officer, principal financial officer and other named executive officers, as set forth in our proxy statement for our fiscal year 2010, expressed in dollars as of the grant date, are as follows:

		Minimum	Target	Maximum
Officer	Title	Award ($ value)	Award ($ value)	Award ($ value)
Philip L. Francis	Executive Chairman	$400,000	$800,000	$1,200,000

Robert F. Moran	President and Chief Executive Officer	$600,000	$1,200,000	$1,800,000

Lawrence P. Molloy	Senior Vice President, Chief Financial Officer	$177,084	$354,167	$531,251

Joseph D. O’Leary	Executive Vice President, Merchandising, Marketing and Supply Chain	$197,917	$395,833	$593,750

David K. Lenhardt	Executive Vice President, Store Operations, Human Resources and Information Systems	$208,334	$416,667	$625,001
     A participant may earn less than his or her target award, but in no event may a participant earn an award in excess of his or her maximum award.
     The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to (i) the 2006 Equity Incentive Plan, which is filed as Exhibit 10.21 to PetSmart’s Annual Report on Form 10-K for the fiscal year ended January 28, 2007 (File No. 0-21888), filed with the Securities and Exchange Commission on March 28, 2007, (ii) the Form of Award Grant Notice and Performance Share Award Agreement filed as Exhibit 10.1 to PetSmart’s Form 8-K filed with the Securities and Exchange Commission on February 19, 2009 (File No. 0-21888)(the “8-K”), and (iii) the 2011 Performance Share Unit Program filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	2011 Performance Share Unit Program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/S/ J. Dale Brunk
Dated: March 25, 2011		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary